Prospectus
October 29, 2025, as supplemented February 20, 2026

Institutional Shares
MONEY MARKET FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN A FUND IS NOT A BANK ACCOUNT OR A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
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Stablecoin Reserves Fund: STBXX

Stablecoin Reserves Fund—Summary
Investment Objective
The Stablecoin Reserves Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees
(fees paid directly from your investment)
Stablecoin Reserves Fund
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.18%
Other Expenses[1]	8.03%
Total Annual Fund Operating Expenses	8.21%
Expense Limitation[2]	(8.01%)
Total Annual Fund Operating Expenses After Expense Limitation	0.20%
1
The Fund's “Other Expenses” have been estimated to reflect expenses to be incurred during the first fiscal year.
2
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets. This arrangement will remain in effect through at least March 30, 2027, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Institutional Shares	$20	$1,687

Principal Strategy
The Fund pursues its investment objective by investing, under normal circumstances, only in certain eligible reserve assets that payment stablecoin issuers are permitted to maintain under the Guiding and Establishing National Innovation for U.S. Stablecoins Act (known as the “GENIUS Act”) and any regulations adopted thereunder. These eligible reserve assets include, and the Fund intends to invest only in, cash, U.S. Treasury bills, notes and bonds (“U.S. Treasury Obligations”) with a remaining maturity of 93 days or less or issued with a maturity of 93 days or less and overnight repurchase agreements collateralized by U.S. Treasury Obligations. The Fund primarily intends to serve as a reserve asset for stablecoin issuers. The Fund does not invest in stablecoins or stablecoin issuers.
The Fund intends to be a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (“Investment Company Act”). “Government money market funds” are money market funds that invest at least 99.5% of their total assets in cash, securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities (“U.S. Government Securities”), and/or repurchase agreements that are collateralized fully by cash or U.S. Government Securities. “Government money market funds” are exempt from requirements that permit and, under certain circumstances, require money market funds to impose a “liquidity fee” on redemptions. As a “government money market fund,” the Fund values its securities using the amortized cost method. The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.
Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that meet certain risk-limiting conditions relating to portfolio quality, maturity and liquidity.
Principal Risks of the Fund
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Credit/Default Risk.  An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities and counterparties may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.
Interest Rate Risk.  When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its investments will generally decline. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, or, at times, maintain a stable $1.00 share price and/or achieve its investment objective. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund's investments, which would make it harder for the Fund to sell its investments at an advantageous time.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's   NAV  and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect the Fund’s ability to maintain a stable $1.00 share price. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Stable NAV Risk.  The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund that intends to maintain a stable NAV fails to do so (or if there is a perceived threat of such a failure), other such money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.
Stablecoin Issuer Reserves Risk.  Shares of the Fund are expected to be held primarily by one or more stablecoin issuers as all or a portion of the reserve assets that back the stablecoins issued to their customers. Stablecoins generally are a type of cryptocurrency that are designed to maintain a stable value by pegging their value to another asset, such as a fiat currency like the U.S. dollar, and stablecoin holders generally are permitted to redeem their stablecoins for a fixed amount of value. Although the Fund does not invest in stablecoins or stablecoin issuers, the assets of the Fund are expected to fluctuate depending on the creation (minting) of additional stablecoins or the redemption (burning) of outstanding stablecoins. Stablecoins or other digital assets that stablecoins may be used to purchase or sell may face periods of uncertainty and volatility that result in the potential for rapid or unexpected requests by one or more stablecoin issuers to redeem or purchase the Fund’s shares. Such uncertainty or volatility may result from events that are not specifically related to a stablecoin issuer, such as changes in general market conditions, economic, technological or legal trends or changes to the laws or regulation of stablecoins, or events that are specifically related to a particular stablecoin issuer, such as uncertainty about the stablecoin issuer’s ability to maintain a consistent peg between the stablecoins issued to its customers and another asset, such as a fiat currency like the U.S. dollar. Because the Fund intends to invest only in certain eligible reserve assets that payment stablecoin issuers are permitted to maintain under the GENIUS Act, the Fund’s yield may be lower than other money market funds that are permitted to invest in a wider universe of investments.
U.S. Treasury Obligations Risk.  U.S. Treasury Obligations have historically involved minimal risk of loss of principal if held to maturity. Securities issued or guaranteed by the U.S. Treasury are backed by the full faith and credit of the United States, but are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that U.S. Treasury Obligations are backed by the full faith and credit of the United States, circumstances could arise that would prevent the timely payment of interest or principal, which could result in losses to the Fund (e.g., Congressional debt ceiling impasses). Such non-payment could result in losses to and redemptions from the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Performance
Because the Fund had not operated for a full calendar year as of the date of the Prospectus, there is no performance information quoted for the Fund. Updated performance information is available at no cost at am.gs.com or by calling 1-800-621-2550.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund.
Buying and Selling Fund Shares
Generally, Institutional Shares may be purchased only through Goldman Sachs & Co. LLC (“Goldman Sachs”) or certain intermediaries that have a relationship with Goldman Sachs (together with Goldman Sachs, “Intermediaries”). The minimum initial investment requirement imposed upon Intermediaries for the purchase of Institutional Shares is generally $10 million, and there is no minimum imposed upon additional investments. Intermediaries may, however, impose a minimum amount for initial and additional investments in Institutional Shares, and may establish other requirements such as a minimum account balance.
You may purchase and redeem (sell) shares of the Fund on any business day through an Intermediary.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

Investment Management Approach

INVESTMENT OBJECTIVE
The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.
PRINCIPAL INVESTMENT STRATEGIES
Government Money Market Funds
A “government money market fund” is a money market fund that invests at least 99.5% of its total assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully by cash or U.S. Government Securities. Government money market funds may seek to maintain a stable NAV per share of $1.00 based on the amortized cost method of valuation. Government money market funds are also exempt from the requirements relating to the imposition of liquidity fees on redemptions.
The Board of Trustees of the Goldman Sachs Trust (the “Board”) has approved, upon the recommendation of GSAM, the designation of the Stablecoin Reserves Fund and certain other money market funds sponsored by GSAM as a government money market fund under Rule 2a-7.
The Stablecoin Reserves Fund pursues its investment objective by investing, under normal circumstances, only in certain eligible reserve assets that payment stablecoin issuers are permitted to maintain under the GENIUS Act and any regulations adopted thereunder. These eligible reserve assets include, and the Fund intends to invest only in, cash, U.S. Treasury Obligations with a remaining maturity of 93 days or less or issued with a maturity of 93 days or less and overnight repurchase agreements collateralized by U.S. Treasury Obligations. The Fund primarily intends to serve as a reserve asset for stablecoin issuers. The Fund does not invest in stablecoins or stablecoin issuers. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest in the particular type of investment suggested by its name.
The Fund may hold uninvested cash in lieu of appropriate money market instruments at the Fund’s custodian bank under certain circumstances, including adverse market conditions or the prevailing interest rate environment, or when the Investment Adviser believes there is an insufficient supply of appropriate money market instruments in which to invest, or in the case of unusually large cash inflows, anticipated redemptions or pending investments. The Fund may earn custodial credits or interest on these cash positions. However, these cash positions may not produce income or may produce low income. As a result, the Fund’s current yield may be adversely affected during such periods when cash is held uninvested. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the Fund’s custodian bank and any fees imposed for large cash balances or for maintaining the Fund’s account at the custodian bank.
Goldman Sachs Money Market Team’s Investment Philosophy:
Goldman Sachs Asset Management, L.P. (“GSAM”) serves as investment adviser to the Fund. GSAM is referred to in the Prospectus as the “Investment Adviser.”
The Fund is managed to seek preservation of capital, daily liquidity and maximum current income. The Investment Adviser follows a conservative, risk-managed investment process that seeks to:
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Manage credit risk
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Manage interest rate risk
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Manage liquidity
INVESTMENT PROCESS
1.
Managing Credit Risk
The Investment Adviser’s process for managing credit risk emphasizes:
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Intensive research—The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Fund. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
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Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return trade-off within the “approved” credit universe. If a security is removed from the “approved” list, the Investment Adviser may not purchase that security for the Fund, although it is not required to sell that security.
2.
Managing Interest Rate Risk
Three main steps are followed in seeking to manage interest rate risk:
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Establish weighted average maturity (“WAM”) and weighted average life (“WAL”) targets—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) and WAL (designed to more accurately measure “spread risk”) are constantly revisited and adjusted as market conditions change. An overall strategy is developed by the Investment Adviser based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
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Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and the Fund’s asset volatility, are used to identify the most effective portfolio structure.
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Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine the suitability of potential investments for the Fund.
3.
Managing Liquidity
Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:
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The Fund’s investors and other factors that influence the asset volatility of the Fund;
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Technical events that influence the trading range of federal funds and other short-term fixed income markets; and
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Bid-ask spreads associated with securities in the portfolios.
Additional Fund Characteristics and Restrictions
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The Fund: The Fund will use the amortized cost method of valuation, as permitted by Rule 2a-7 under the Investment Company Act, to seek to maintain a stable NAV of $1.00 per share. Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that are either (i) U.S. Government Securities, (ii) issued by other investment companies that are money market funds, or (iii) determined by the Investment Adviser to present minimal credit risks to the Fund. Permissible investments must also meet certain risk-limiting conditions relating to portfolio maturity, diversification, and liquidity. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “SAI”). In order to maintain a rating from a rating organization, the Fund may be subject to additional investment restrictions.
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The Investors: Shares of the Fund are expected to be held primarily by one or more stablecoin issuers as all or a portion of the reserve assets that back the stablecoins issued to their customers. Shares of the Fund may also be held by investors who are not stablecoin issuers, including institutional and individual investors.
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Investment Restrictions: The Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the SAI. Fundamental investment restrictions of the Fund cannot be changed without approval of a majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without shareholder approval upon sixty days’ notice. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed by the Board without shareholder approval.
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Dollar-Weighted Average Portfolio Maturity: Not more than 60 days (as required by Rule 2a-7).
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Dollar-Weighted Average Portfolio Life: Not more than 120 days (as required by Rule 2a-7). However, due to its investment strategy, the Fund does not intend to invest in securities with a remaining maturity of more than 93 days or issued with a maturity of more than 93 days, and therefore expects to have a weighted average portfolio life significantly less than 120 days.
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Portfolio Diversification: Diversification can help the Fund reduce the risks of investing. In accordance with Rule 2a-7, the Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer and certain affiliates of that issuer. However, the Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities or securities of other investment companies that are money market funds. Securities subject to demand features and guarantees are subject to additional diversification requirements as described in the SAI.
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Portfolio Liquidity: The Fund is required to maintain a sufficient degree of liquidity necessary to meet reasonably foreseeable redemption requests. In addition, the Fund must hold at least 25% of its total assets in “daily liquid assets” and 50% of its total assets in “weekly liquid assets.” For these purposes, daily and weekly liquid assets are calculated as of the end of each business day. Daily liquid assets generally include: (a) cash; (b) direct obligations of the U.S. Government; (c) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day; or (d) amounts receivable and due

Investment Management Approach
unconditionally within one business day on pending sales of portfolio securities. Weekly liquid assets generally include: (a) cash; (b) direct obligations of the U.S. Government; (c) certain U.S. Government agency discount notes with remaining maturities of 60 days or less; (d) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; or (e) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities. In addition, the Fund may not acquire an illiquid security if, after the purchase, more than 5% of the Fund’s total assets would consist of illiquid assets.
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Liquidity Fees on Fund Redemptions: Under Rule 2a-7, the Board (or its delegate) is permitted to impose a liquidity fee on redemptions (up to 2%) from the Fund, if the Board (or its delegate) determines that it is in the best interests of the Fund to do so. While the Board has no current intention to subject the Fund to liquidity fees, the Board reserves the ability to subject the Fund to liquidity fees in the future after providing at least sixty days’ prior notice to shareholders.

INVESTMENT PRACTICES AND SECURITIES
Although the Fund’s principal investment strategies are described in the Summary—Principal Strategy sections of the Prospectus, the following table identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the table show allowable usage only; for actual usage, consult the Fund’s most recent schedule of portfolio holdings, as published on its website (am.gs.com) and described below. For more information about these and other investment practices and securities, see Appendix A.
The Fund publishes on its website (am.gs.com) the following:
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A schedule of its portfolio holdings (and certain related information as required by Rule 2a-7, including the Fund’s WAM and WAL) as of the last business day of each month, no later than five business days after the end of the prior month. This information will be available on the Fund’s website for at least six months.
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A schedule of its portfolio holdings on a weekly basis, with no lag required between the date of the information and the date on which the information is disclosed. This weekly holdings information will be available on the website until the next publish date.
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A link to an SEC website where you may obtain the Fund’s most recent 12 months of publicly available portfolio holdings information, as filed with the SEC on Form N-MFP no later than five business days after the end of each month.
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A graph depicting the Fund’s daily and weekly liquid assets and daily net inflows and outflows as of each business day for the preceding six months, as of the end of the preceding business day.
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A graph depicting the Fund’s current market-based NAV per share (rounded to the fourth decimal place), as of each business day for the preceding six months, as of the end of the preceding business day. A Fund’s current market-based NAV is based on available market quotations of the Fund’s portfolio securities as provided by a third party pricing vendor or broker on the preceding business day. The mark-to-market valuation methodology includes marking to market all securities of the Fund, including securities with remaining maturities of 60 days or less. This market value NAV report is for informational purposes only.
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In the event that the Fund files information regarding certain material events with the SEC on Form N-CR, the Fund will disclose on its website certain information that the Fund is required to report on Form N-CR. Such material events include the provision of any financial support by an affiliated person of a Fund. This information will appear on a Fund’s website no later than the same business day on which the Fund files Form N-CR with the SEC and will be available on the Fund’s website for at least one year.
In addition, certain portfolio statistics (other than portfolio holdings information) are available on a daily basis by calling 1-800-621-2550. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Investment Policies Matrix

Stablecoin Reserves
U.S. Treasury Obligations[1]	◼
Repurchase Agreements	◼
Credit Quality	First Tier[2]
Summary of Taxation for Distributions[3]	Taxable federal and state.
Miscellaneous	Reverse repurchase agreements (i.e., where the Fund is the borrower of cash) not permitted.

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
1
Issued or guaranteed by the U.S. Treasury.
2
First Tier Securities are (a) securities rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO;(b) securities issued or guaranteed by, or otherwise allow the Fund under certain conditions to demand payment from, an entity with such ratings; or (c) repurchase agreements that are collateralized fully by cash and First Tier Securities. U.S. Government Securities are considered First Tier Securities. Securities without short-term ratings may be purchased if they are deemed to be of comparable quality by the Investment Adviser to First Tier Securities. In addition, the Fund may generally rely on the credit quality of the guarantee or demand feature in determining the credit quality of a security supported by a guarantee or demand feature.
3
See “Taxation” for an explanation of the tax consequences summarized in the table above.

Risks of the Fund
You could lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
✓ Principal Risk • Additional Risk	Treasury Instruments Fund
Credit/Default	✓
Cybersecurity	•
Floating and Variable Rate Obligations	•
Interest Rate	✓
Large Shareholder Transactions	✓
Liquidity	✓
Management	•
Market	✓
Stable NAV	✓
Stablecoin Issuer Reserves	✓
U.S. Treasury Obligations	✓
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Credit/Default Risk—An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Even if such an entity does not default on a payment, an instrument’s value may decline if the market believes that the entity has become less able or willing to make timely payments. The credit quality of the Fund’s portfolio securities, instruments or counterparties may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. These risks are heightened in market environments where interest rates are rising.
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Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, other third-party service providers or any Intermediary through whom you purchase and redeem shares of the Fund may adversely impact the Fund and its shareholders.
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Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the Secured Overnight Financing Rate (“SOFR”), a term SOFR rate published by CME Group Benchmark Administration Limited (CBA) calculated using certain derivatives markets (“Term SOFR”) or another rate determined using SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

Some floating or variable rate obligations or investments of the Fund may have previously referenced London Interbank Offered Rate (“LIBOR”). As a result of benchmark reforms, publication of all LIBOR settings has ceased. Public and private sector actors have worked to establish alternative reference rates, like SOFR or Term SOFR, to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Fund’s floating and variable rate obligations and investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. For example, LIBOR was previously calculated using the average rate at which a selection of large global banks reported they could borrow from one another and SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Certain of the Fund’s obligations or investments may have transitioned from LIBOR. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its obligations or investments. Any pricing adjustments to the Fund’s obligations or investments resulting from use of an alternative reference rate may also adversely affect the Fund’s performance and/or NAV. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its obligations and investments.
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Interest Rate Risk—During periods of rising interest rates, the Fund’s yield (and the market value of its investments) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its investments) will tend to be higher. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. A low interest rate environment poses additional risks to the Fund and may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, or, at times, maintain a stable $1.00 share price and/or achieve its investment objective. A wide variety of market factors can cause interest rates to rise or fall, including central bank monetary policy, inflationary or deflationary pressures and changes in general market and economic conditions. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and decrease the liquidity of the Fund's investments, which would make it more difficult for the Fund to sell its investments at an advantageous time.

It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on the markets in which the Fund invests.
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Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
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Liquidity Risk—The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. While the Fund endeavors to maintain a high level of liquidity in its portfolio, the liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions and a lack of willing buyers. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s ability to maintain a stable $1.00 share price or prevent the Fund from being able to take advantage of other investment opportunities. Investments that are illiquid or that trade in lower volumes may be more difficult to value.
Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

Risks of the Fund
Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s ability to maintain a stable $1.00 share price.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a single decision maker. Redemptions by these shareholders of their shares of the Fund, or a high volume of redemption requests generally, may further increase the Fund’s liquidity risk and may impact the Fund’s NAV.
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Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
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Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sectors, countries or regions, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors, countries or regions.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
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Stable NAV Risk—The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund that intends to maintain a stable NAV fails to do so (or if there is a perceived threat of such a failure), other such money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. The Fund may, among other things, reduce or withhold any income and/or gains generated from its investments to the extent necessary to maintain a stable $1.00 share price. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.
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Stablecoin Issuer Reserves Risk—Shares of the Fund are expected to be held primarily by one or more stablecoin issuers as all or a portion of the reserve assets that back the stablecoins issued to their customers. Stablecoins generally are a type of cryptocurrency that are designed to maintain a stable value by pegging their value to another asset, such as a fiat currency like the U.S. dollar, and stablecoin holders generally are permitted to redeem their stablecoins for a fixed amount of value. Although the Fund does not invest in stablecoins or stablecoin issuers, the assets of the Fund are expected to fluctuate depending on the creation (minting) of additional stablecoins or the redemption (burning) of outstanding stablecoins. Stablecoins or other digital assets that stablecoins may be used to purchase or sell may face periods of uncertainty and volatility that result in the potential for rapid or unexpected requests by one or more stablecoin issuers to redeem or purchase the Fund’s shares. Such uncertainty or volatility may result from events that are not specifically related to a stablecoin issuer, such as changes in general market conditions, economic, technological or legal trends or changes to the laws or regulation of stablecoins, or events that are specifically related to a particular stablecoin issuer, such as uncertainty about the stablecoin issuer’s ability to maintain a consistent peg between the stablecoins issued to its customers and another asset, such as a fiat currency like the U.S. dollar. Because the Fund intends to invest only in certain eligible reserve assets that payment stablecoin issuers are permitted to maintain under the GENIUS Act, the Fund’s yield may be lower than other money market funds that are permitted to invest in a wider universe of investments. Moreover, large or unexpected subscription requests may cause the Fund to hold uninvested cash in lieu of appropriate money market instruments if the Investment Adviser believes there is an insufficient supply of appropriate money market instruments in which to invest. As a result, during such periods when cash is held uninvested, the Fund’s current yield may be adversely affected, and the Fund will be subject to increased exposure to its custodian bank.

Complex information technology and communications systems, such as the blockchain technologies associated with stablecoins, are subject to a number of different threats or risks (including operational, information security, cyber-attacks and related risks) that could adversely affect stablecoin issuers and, potentially, the Fund and its shareholders. Stablecoins and the blockchain technologies associated with stablecoins are relatively new and still evolving. The Fund, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with the use of stablecoins or a related blockchain technology.
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U.S. Treasury Obligations Risk—U.S. Treasury Obligations have historically involved minimal risk of loss of principal if held to maturity. Securities issued or guaranteed by the U.S. Treasury are backed by the full faith and credit of the United States, but are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that U.S. Treasury Obligations are backed by the full faith and credit of the United States, circumstances could arise that would prevent the timely payment of interest or principal, which could result in losses to the Fund (e.g., Congressional debt ceiling impasses). Such non-payment could result in losses to and redemptions from the Fund and substantial negative consequences for the U.S. economy and the global financial system.
More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. ("GSAM") 200 West Street New York, NY 10282	Stablecoin Reserves
GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of June 30, 2025, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $3.06 trillion.
The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law and exemptive relief obtained by the Investment Adviser, Goldman Sachs and the Fund, these orders may be directed to any broker-dealers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):
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Supervises all non-advisory operations of the Fund
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Provides personnel to perform necessary executive, administrative and clerical services to the Fund
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Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
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Maintains the records of the Fund
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Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result of these operational risks.
Pursuant to SEC exemptive orders, the Fund may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.
MANAGEMENT FEE AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):
Fund	Contractual Rate
Stablecoin Reserves	0.18%
The Investment Adviser may waive a portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in affiliated funds, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place. The Investment Adviser may voluntarily waive a portion of its management fees, and these waivers may exceed what is stipulated in any fee waiver arrangements. These temporary waivers may be modified or terminated at any time at the option of the Investment Adviser, without shareholder approval.
The Investment Adviser has agreed to reduce or limit the Fund’s “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) equal on an annualized basis to 0.014% of the Fund’s average daily net assets through at least March 30, 2027, and prior to such date the Investment Adviser may not terminate this expense limitation arrangement without the approval of the Board of Trustees. The expense limitation arrangement may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” or “Total Annual Fund Operating Expenses” (as applicable) may be further reduced by any custody and transfer agency fee credits received by the Fund.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2025 will be available in the Fund's Form N-CSR following its launch.
DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 South Wacker Drive, Suite 1200, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.01% of average daily net assets of the Fund. Goldman Sachs may voluntarily agree to waive all or a portion of the Fund’s transfer agency fees. These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs, without shareholder approval.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own account.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, custodian, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies (including Fund portfolio companies) or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund may directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds(as defined below). The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and

Service Providers
other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section titled “Potential Conflicts of Interest” in the SAI.

Distributions
Distributions will be distributed monthly. You may choose to have distributions paid in:
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Cash
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Additional shares of the same  Fund
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Shares of a similar or an equivalent class of another Goldman Sachs Fund.
Special restrictions may apply. See the SAI.
You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your Intermediary) at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable  Fund.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
All or substantially all of the Fund’s net investment income will be declared as a dividend daily. Distributions will normally, but not always, be declared as of 5:00 p.m. Eastern Time.
Distributions will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in the Fund’s daily declared dividends. Net short-term capital gains may at times represent a significant component of the Fund’s daily declared dividends (e.g., during periods of extremely low interest rates). The Fund may distribute at least annually other realized capital gains, if any, after reduction by available realized capital losses.
In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, the Fund may defer or accelerate the timing of the distributions of short-term capital gains (or any portion thereof). In addition, the Fund may reduce or withhold any income and/or realized gains generated from its investments to the extent necessary to maintain a stable $1.00 share price.
The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Institutional Shares.
HOW TO BUY SHARES
How Can I Purchase Institutional Shares Of The Fund?
Generally, Institutional Shares may be purchased only through Goldman Sachs or certain intermediaries, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”). Certain Intermediaries may be authorized by Goldman Sachs Trust (the “Trust”) to accept purchase, redemption or exchange orders on behalf of the Fund for their customers (“Authorized Institutions”). You should contact your Intermediary to learn whether it is authorized to accept orders on behalf of the Fund (i.e., an Authorized Institution).
Shares of the Fund are expected to be held primarily by one or more stablecoin issuers as all or a portion of the reserve assets that back the stablecoins issued to their customers. Shares of the Fund may also be held by investors who are not stablecoin issuers, including institutional or individual investors. Customers of an Intermediary will normally give their order instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. Intermediaries are responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their customers. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.
The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by the Transfer Agent (or, if applicable, by an Authorized Institution) on a business day, and the order will be priced at the Fund’s current NAV per share next determined after acceptance by the Transfer Agent (or, if applicable, by an Authorized Institution). Orders that are transmitted by mail or fax will be priced at the Fund’s current NAV per share determined on the day on which the order is received and accepted in proper form by the Transfer Agent. Generally, these orders will be priced at the last NAV per share determined on that day. For shareholders that place trades directly with the Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Intermediaries of the Fund may have different requirements regarding what constitutes proper form for trade instructions. Please contact your Intermediary for more information.
To place an order for Fund shares, Intermediaries should either:
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Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds; or
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Place an order through certain electronic trading platforms, if available (e.g., National Securities Clearing Corporation (NSCC)).
It is strongly recommended that payment for all Institutional Shares be effected by wiring federal funds.
What Should I Know When I Purchase Institutional Shares Through An Intermediary?
If shares of the Fund are held in an account maintained and serviced by your Intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Intermediary, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact your Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Intermediary to an account with another Intermediary involves special procedures and may require you to obtain historical purchase information about the shares in the account from Intermediary. If your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
Intermediaries that invest in shares on behalf of their customers may charge brokerage commissions or other fees directly to their customer accounts in connection with their investments. You should contact your Intermediary for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments. These Intermediaries may receive payments from the Fund or Goldman Sachs for the services provided by them with respect to the Institutional Shares.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Intermediaries and other persons to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. Such payments are intended to compensate Intermediaries and other persons for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the recipients; access to an Intermediary’s registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. These payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Intermediaries and other persons for sub-accounting, sub-transfer agency, administrative, shareholder processing and/or recordkeeping services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the recipients. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, Intermediaries may not pay for these products or services or may only pay for a portion of the total cost of these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these and similar payments and services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary or other person may differ for different Intermediaries and other persons. The presence of these and similar payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or other person to highlight, feature or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your Intermediary, or any other person that provides services to you, for more information about the payments it receives and any potential conflicts of interest.
You may be required to pay a commission directly to a broker or financial intermediary for effecting transactions in Institutional Shares.
What Is My Minimum Investment In The Fund?
Minimum initial investment	$10 million in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
Minimum additional investment	No minimum
The minimum investment requirement is applied only at the intermediary level, and is not applied to clients individually, for the following groups of investors: (i) clients of bank or brokerage intermediaries offering capital market or treasury services to corporations, non-profit organizations, certain other institutional clients and, under certain limited circumstances, high-net worth individuals; (ii) current or former clients of discretionary investment programs offered by banks, broker-dealers, or other financial intermediaries; and (iii) certain brokerage clients or clients of Goldman Sachs’ proprietary liquidity trading platform as determined from time to time by the Investment Adviser and/or the Distributor. In determining the minimum investment requirement, client assets may be aggregated with assets of its subsidiaries and certain affiliates, if applicable.
The minimum investment requirement does not apply to (i) certain section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations, or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Intermediary purchases Institutional Shares through an omnibus account.
An Intermediary may, however, impose a different minimum amount for initial and additional investments in Institutional Shares, and may establish other requirements such as a minimum account balance. An Intermediary may redeem Institutional Shares held by non-complying accounts, and may impose a charge for any special services.
The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs and/or any of its affiliates and any Trustee or officer of the Trust. In addition, the minimum investment requirement may be waived for (i) Goldman Sachs managing directors and their immediate families that have at least $1 million invested in the Fund; and (ii) clients of Goldman Sachs Private Wealth Management (“GSPWM”) with at least $100 million of assets under management by GSPWM. Please see “Shares of the Trust” in the SAI for additional information about minimum investments.
What Else Should I Know About Share Purchases?
The Trust reserves the right to:
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Refuse to open an account or require an Intermediary to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport); or (ii) certify that such number or other information is correct (if required to do so under applicable law).

Shareholder Guide
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Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion.
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Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Investment Adviser.
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Provide for, modify or waive the minimum investment requirements.
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Modify the manner in which Institutional Shares are offered.
The Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares in light of the nature and high quality of the Fund’s investments.
Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
The Fund may allow you to purchase shares through an Intermediary with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.
Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program.  Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund are unable to verify an investor’s identity or are unable to obtain all required information. The Fund and their agents will not be responsible for any loss or any tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.
How Are Shares Priced?
The price you pay when you buy shares is the Fund’s next-determined NAV per share after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. The price you receive when you sell shares is a Fund’s next-determined NAV per share after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form, with the redemption proceeds reduced by any applicable charges. The Fund generally calculates NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class
The Fund seeks to maintain a stable NAV per share of $1.00 based on the amortized cost method of valuation. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment. Amortized cost will normally approximate market value. There can be no assurance that the Fund will be able at all times to maintain a stable NAV per share of $1.00.
The NAV per share of each share class of the Fund is generally calculated by the Fund’s accounting agent at 5:00 p.m. Eastern Time on each business day.
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Shares of the Fund will also generally be priced throughout the day by the Fund's accounting agent for the purpose of fulfilling intra-day purchase or redemption orders. Except as provided below, Fund shares will be priced on any day the New York Stock Exchange is open, including days on which the Federal Reserve Bank is closed for local holidays (i.e., Columbus Day and Veterans Day). Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on days when the New York Stock Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.

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On any business day when the SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
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The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Most money market securities settle on the same day as they are traded and are required to be recorded and factored into the Fund’s NAV on the trade date (T). Investment transactions not settling on the same day as they are traded may be recorded and factored into a Fund’s first scheduled NAV calculation on the business day following trade date (T+1), consistent with industry practice. The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number found on the back cover of the Prospectus.
The Fund relies on various sources to calculate its NAV. The ability of the Fund's accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining a Fund’s NAV.
When Do Shares Begin Earning Dividends?
If a purchase order is received by the Transfer Agent (or, if applicable, the Authorized Institution) on a business day by 5:00 p.m. Eastern Time and payment in federal funds is wired to and received by the Fund by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. Eastern Time), then dividends will begin to accrue on the same business day that the wire purchase order is received.
If payment is received on a business day after the deadline specified above, you will not earn dividends on the day the purchase order is received. Also, in the event a purchase order is placed by the deadline specified above but an anticipated wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, your purchase will be cancelled and you may be liable for any resulting losses or fees incurred by the Fund, the Transfer Agent, or the Fund’s custodian.
HOW TO SELL SHARES
How Can I Sell Institutional Shares Of The Fund?
Generally, Institutional Shares may be sold (redeemed) only through Intermediaries. Customers of an Intermediary will normally give their redemption instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. On any business day a Fund is open, the Fund will generally redeem its Institutional Shares upon request at their NAV per share next-determined after the Transfer Agent (or, if applicable, the Authorized Institution) has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Institutional Shares Of The Fund?” above.
Redemptions may be requested via electronic trading platform (through your Intermediary), in writing or by telephone (unless the Intermediary opts out of the telephone redemption privilege on the account application). A Fund may transfer redemption proceeds to an account with your Intermediary. In the alternative, your Intermediary may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent). You should contact your Intermediary to discuss redemptions and redemption proceeds.
When Do I Need A Medallion Signature To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
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You would like the redemption proceeds sent to an address that is not your address of record; or
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You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

Shareholder Guide
A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Intermediary to verify instructions. Additional documentation may be required.
What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.
In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
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Telephone requests are recorded.
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Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee, indicating another address or account).
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For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).
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The telephone redemption option does not apply to Institutional Shares held in an account maintained and serviced by your Intermediary. If your Institutional Shares are held in an account with an Intermediary, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
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The telephone redemption option may be modified or terminated at any time without prior notice.
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.
When Will Redemption Proceeds Be Paid?
Redemption proceeds will normally be paid to the domestic bank account designated in the current records of the Transfer Agent, on the same day of the redemption order, if the redemption order is accepted in proper form by the Transfer Agent or your Authorized Institution, if any, by 5:00 p.m. Eastern Time.
Redemption proceeds will normally be paid by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. Eastern Time). You will not earn a dividend on the day a redemption order is accepted, except for redemption proceeds paid by check, which earn a dividend on the day a redemption order is accepted.
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Although redemption proceeds will normally be paid as described above, under certain circumstances (such as unusual market conditions or in cases of very large redemptions or excessive trading), redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request. Redemption requests or payments may be postponed or suspended for longer than one day only for periods during which there is a non-routine closure of the Federal Reserve wire payment system or applicable Federal Reserve Banks or as permitted under those circumstances specifically enumerated under Section 22(e) of the Investment Company Act and Rule 22e-3 thereunder, namely if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; (iii) the SEC, by order or regulation, permits the suspension of the right of redemption; or (iv) a Fund, as part of a liquidation of the Fund, has suspended redemption of shares.
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If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
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To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
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None of the Trust, Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or Intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or Intermediary.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
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Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
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Intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Intermediaries may set times by which they must receive redemption requests. Intermediaries may also require additional documentation from you. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.
The Trust reserves the right to:
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Redeem your shares in the event your Intermediary’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Intermediary.
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Redeem your shares if your account balance is below the required Fund minimum. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
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Redeem your shares if a Fund determines that you do not meet its requirements concerning investor eligibility as set forth in the Prospectus.
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Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
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Subject to applicable law, redeem your shares in other circumstances determined by the Board to be in the best interest of the Trust.
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Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
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Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
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Charge an additional fee in the event a redemption is made via wire transfer.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, Investment Adviser, or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange Institutional Shares of a Goldman Sachs Fund at NAV for certain shares of another Goldman Sachs Fund.
The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Intermediary to arrange for exchanges of shares of a Fund for shares of another Goldman Sachs Fund.
You should keep in mind the following factors when making or considering an exchange:
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You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Fund offer all share classes.
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Currently, the Fund does not impose any charge for exchanges, although the Fund may impose a charge in the future.
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All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Fund need not meet the traditional minimum initial investment requirements for that Fund if the entire balance of the original Goldman Sachs Fund account is exchanged.
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Exchanges are available only in states where exchanges may be legally made.

Shareholder Guide
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It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
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Goldman Sachs and SS&C may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
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Normally, a telephone exchange will be made only to an identically registered account.
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A Medallion signature guarantee may be required.
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Exchanges into a Goldman Sachs Fund or certain shares of a Goldman Sachs Fund that are closed to new or certain types of investors, in accordance with its investor eligibility requirements, may be restricted.
For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.
What Types Of Reports Will I Be Sent Regarding My Investments In Institutional Shares?
Intermediaries are responsible for providing any communication from the Fund to shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to their customers for such services.
You will be provided with a monthly account statement. If your account is held through your Intermediary, you may receive your statements and confirmations from your Intermediary on a different schedule.
You will also receive an annual shareholder report and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Intermediary or Goldman Sachs Fund at the appropriate phone number or address found on the back cover of the Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Intermediary, please contact the Intermediary to revoke your consent.

Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its net investment income. However, the Fund reserves the right to reduce or withhold income and/or gains. Fund distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.
It is anticipated that substantially all of the distributions by the Fund will be taxable as ordinary income. You should note that these distributions will not qualify for the reduced tax rate applicable to certain qualified dividends or for the corporate dividends-received deduction because the Fund’s investment income will consist generally of interest income rather than corporate dividends.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in December but paid in January will be taxable as if they were paid in December. The Fund will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.
To the extent that Fund distributions are attributable to interest on certain federal obligations, they will in most cases be exempt from state and local income taxes. However, income derived from repurchase agreements, even if collateralized by such tax-exempt obligations, generally will not be exempt from state and local income taxes.
SALES
Generally, your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. Because the Fund intends to maintain a stable NAV of $1.00 per share, shareholders will typically not recognize a gain or loss when they sell or exchange their shares in the Fund, because the amount realized will be the same as their tax basis in the shares.
OTHER INFORMATION
When you open your account, you should provide your social security or tax identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct Taxpayer Identification Number, or certify that it is correct, or if the Internal Revenue Service instructs the Fund to do so.
Non-U.S. investors will generally be subject to U.S. withholding tax with respect to dividends (other than exempt interest dividends) received from the Fund and may be subject to estate tax with respect to their Fund shares. However, withholding is generally not required on properly reported distributions to non-U.S. investors of long-term capital gains. Likewise, non-U.S. investors generally are not subject to U.S. federal income tax withholding on distributions paid in respect of certain U.S. source interest income or short-term capital gains that are so reported by the Fund. However, depending upon its circumstances, the Fund may report all, some or none of its potentially eligible dividends as U.S. source interest income or short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment from U.S. source interest income or short-term capital gain.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Appendix A
Additional Information on the Fund
This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.
U.S. Treasury Obligations.  The Fund may invest in U.S. Treasury Obligations, which include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). U.S. Treasury Obligations may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
U.S. Treasury Obligations have historically involved minimal risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law. Securities issued or guaranteed by the U.S. Treasury are backed by the full faith and credit of the United States, but are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the timely payment of interest or principal, which could result in losses to the Fund (e.g., Congressional debt ceiling impasses). Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Repurchase Agreements. The Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by the Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.
If the seller under a repurchase agreement defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, the Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price.
Furthermore, the Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to the Fund’s shareholders. In addition, interest generated by repurchase agreements with foreign counterparties may, under certain circumstances, be considered U.S. source interest income. The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Floating and Variable Rate Obligations.  The Fund may purchase various floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to certain conditions under Rule 2a-7 under the Investment Company Act, the Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.
For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of the rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as SOFR, Term SOFR or another rate determined using SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
When-Issued Securities and Forward Commitments.  The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.
Illiquid Securities.  The Fund may invest up to 5% of its total assets (measured at the time of purchase) in illiquid securities (i.e., securities that cannot be sold or disposed of in seven days in the ordinary course of business at approximately the value ascribed to them by the Fund).
Investing in restricted securities may decrease the liquidity of the Fund’s portfolio. Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perception.
Borrowings.  The Fund may borrow up to 33 1∕3% of its total assets (including the amount borrowed) from banks for temporary or emergency purposes. For more information, see the SAI.
Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Appendix B
Financial Highlights
Because the Fund has not commenced operations as of the date of the Prospectus, financial highlights are not available.

Stablecoin Reserves Fund Prospectus (Institutional Shares)

FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports to shareholders, SAI and other information such as the Fund’s financial statements (when available) are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports, the SAI and other information such as the Fund’s financial statements (when available), free of charge, at the Fund’s website: dfinview.com/GoldmanSachs.
From time to time, certain announcements and other information regarding the Fund may be found at am.gs.com for individual investors and advisers.
To request other information and for shareholder inquiries:
◼ By telephone:	1-800-621-2550
◼ By mail:	Goldman Sachs Funds 71 South Wacker Drive, Suite 1200 Chicago, IL 60606
◼ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund's investment company registration number is 811-05349.
Goldman Sachs Financial Square FundsSM is a service mark of Goldman Sachs & Co. LLC
GSAM® is a registered service mark of Goldman Sachs & Co. LLC
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